UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2006

COPANO ENERGY, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	001-32329	51-0411678
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200
Houston, Texas		77019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 621-9547

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 6, 2006, Copano Energy, L.L.C. issued a press release announcing that John Eckel, its Chairman and Chief Executive Officer, will speak at the IPAA 2006 OGIS New York Conference to be held April 10 through 12 at the Sheraton New York Hotel & Towers in New York City.  Mr. Eckel’s presentation at the conference will be webcast live on Wednesday, April 12, 2006 at 9:35 a.m. Eastern Standard Time. The press release and the presentation materials are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

Not applicable.

(b)           Pro forma financial information.

Not applicable.

(c)           Exhibits.

Exhibit No.	Description

99.1	Copano Energy, L.L.C. press release dated April 6, 2006

99.2	Copano Energy, L.L.C. presentation materials – IPAA 2006 OGIS New York Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.

Date: April 6, 2006		By:	/s/ DOUGLAS L. LAWING
	Name:	Douglas L. Lawing
	Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Copano Energy, L.L.C. press release dated April 6, 2006

99.2	Copano Energy, L.L.C. presentation materials – IPAA 2006 OGIS New York Conference